Exhibit 99.2
Accelerating Comerica's Growth March 6, 2007

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and glob al stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica to Relocate Corporate Headquarters to Dallas, Texas Accelerates strategy to extend reach into high-growth markets and diversify customer base Compared to other operating regions, Dallas is most centrally located and provides greater accessibility to all of our markets Comerica remains one of Southeast Michigan's largest employers with approximately 7,300 employees across the state Initial move of Management Policy Committee to occur by end of third quarter of 2007 Relocation of Headquarters is expected to impact about 200 colleagues over three years

Accelerating Our Strategy of Growth and Balance Comerica Has Grown Where a Significant Percentage of its Earnings are Produced Outside Michigan. The Relocation is a Logical Next Step in Our Strategy to Accelerate Growth. Comerica 2006 Western/Texas/Florida: Loans 50% Deposits 45% Revenue 44% Net Income 46% Banking Centers 152 Comerica 1997 Western/Texas/Florida: Loans 27% Deposits 27% Revenue 27% Net Income 30% Banking Centers 90 Percent of Total Comerica

Building on Our Success Dallas, Texas Is the Right Location for Comerica's Headquarters Closer to markets 2/3 of all Americans will live in southern and western U.S. by 2030; 30% of these in just California, Florida and Texas Texas is the 10th largest economy in the world and has one of the highest population growth rates in the U.S. Uniquely positioned Largest bank holding company headquartered in Texas Well-positioned to capitalize on "Golden Triangle" opportunity Existing strong foundation Presence in Texas for almost 20 years 71 banking centers currently in Dallas, Houston and Austin By Accelerating our Strategy, We Support the Success of Comerica's Colleagues, Customers, Communities and Shareholders

Seamless to Comerica's Colleagues Vast majority of colleagues will be unaffected by headquarters change Impacts about 200 colleagues, over three years, including open positions Comerica remains one of Southeast Michigan's largest employers with approximately 7,300 employees across the state Roles and responsibilities will remain the same No change in Comerica's existing facilities 31st Floor at One Detroit Center will be Comerica's Michigan Market headquarters 2007 relocation is centered around the Management Policy Committee Comerica's Commitment to Its People, Customers and Communities Will Remain Unchanged Following the Move

Seamless to Comerica's Customers No effect on customer accounts No effect on lending and credit decision making No effect on how Comerica works with customers In short, it will be business as usual for our customers For More Than 150 Years, Comerica Has Put Its Customers First, and We Look Forward to Maintaining This Tradition

Michigan and Detroit Will Remain Key Markets Has approximately 7,300 colleagues throughout Southeast Michigan Is one of Southeast Michigan's largest employers Customers can continue to rely on the same people who provide exceptional customer service and who they've come to know and trust Communities can count on Comerica for continued support New Market leadership underscores Comerica's continued commitment to Michigan Tom Ogden appointed President of Comerica's Michigan Market, reporting to Joe Buttigieg, Vice Chairman of Comerica Incorporated Comerica Is Committed to Meeting the Banking Needs of Michigan's Citizens and Businesses, and to Maintaining the Company's Leadership in the State

Comerica's Michigan Team Global Corp Banking & Michigan Market President Tom Ogden Middle Market Mark Gregory National Business Finance Ron Marcinelli Wealth & Institutional Mgnt Mike Conway, Cheryl Derezinski Southeast MI Retail Bank Elaine McMahon, George Richards Credit Administration Lee Santioni Business Affairs Linda Forte Public Affairs Jim Garavaglia Outstate Michigan Curt Brown We Have the Leadership Necessary to Support Comerica's Continued Success in Michigan

Communities Can Count on Comerica for Continued Support The numbers show what we give, but the faces tell the whole story.

What's Next? Transition to new headquarters by end of third quarter 2007 Currently scouting possible locations for new headquarters office Exact location to be announced shortly Also applying to move to a national charter Enables Comerica Bank to operate under a single set of laws

A Key Step to Accelerating Comerica's Growth Accelerates growth in all of Comerica's markets Comerica will be closer to its markets Dallas is centrally located and provides greater accessibility to all of our markets Additional resources in these markets will lead to accelerated growth Comerica will be uniquely positioned Comerica will be the largest bank holding company headquartered in Texas, representing an important competitive differentiator Comerica will build on its strong foundation Expect to significantly increase growth in Texas We believe the vibrant and diversified economies in Texas will be helpful as we attract and retain talented colleagues